SUB-ITEM 77 Q1 (A)

FEDERATED EQUITY FUNDS
Amendment No. 47
to the
RESTATED AND
AMENDED
DECLARATION OF
TRUST
dated August 15, 1995


This Declaration of Trust is
amended as follows:

	Strike the first paragraph
of Section 5 ? Establishment and
Designation of Series or Class of
Article III ? BENEFICIAL
INTEREST from the Declaration
of Trust and substitute in its place
the following:

"Section 5.
Establishment
and
Designation of
Series or Class.
Without
limiting the
authority of the
Trustees set
forth in Article
XII, Section 8,
inter alia, to
establish and
designate any
additional
Series or Class
or to modify the
rights and
preferences of
any existing
Series or Class,
the Series and
Classes of the
Trust are
established and
designated as:

Federated Absolute Return Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Clover Small Value
Fund
Class A Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Emerging Markets
Equity Fund
Class A Shares
Class C Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated International Strategic
Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares



Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Federated Kaufmann Large Cap
Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated Kaufmann Small Cap
Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Federated MDT Mid Cap Growth
Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Managed Risk Fund
Class A Shares
Institutional Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic Value
Dividend Fund
Class A Shares
Class C Shares
Institutional Shares

	The undersigned
hereby certify that the above-
stated Amendment is a true
and correct Amendment to the
Declaration of Trust, as
adopted by the Board of
Trustees at a meeting on the
13th day of February, 2014, to
become on April 28, 2014.

	WITNESS the due
execution hereof this 13th day of
February, 2014.



/s/ John F.
Dona
hue
/s/ Charles F.
Mansfie
ld, Jr.
John F.
Dona
hue
Charles F.
Man
sfiel
d,
Jr.


/s/ John T.
Colli
ns
/s/ Thomas M.
O?Neill
John T.
Colli
ns
Thomas M.
O?N
eill


/s/ J.
Chris
tophe
r
Dona
hue
/s/ P. Jerome
Richey
J. Christopher
Dona
hue
P. Jerome
Rich
ey


/s/ Maureen
Lally
-
Gree
n
/s/ John S. Walsh
Maureen
Lally
-
Gree
n
John S.
Wal
sh


/s/ Peter E.
Madd
en

Peter E.
Madd
en





SUB-ITEM 77 Q1 (E)(1)


AMENDMENT #1 to EXHIBIT
G
to the
Investment Advisory Contract

Federated Kaufmann Fund

	This Amendment #1 to
Exhibit G to the Investment
Advisory Contract between
Federated Equity Management
Company of Pennsylvania and
Federated Equity Funds was
approved at a board meeting on
May 15, 2014.

	For all services rendered
by Adviser hereunder, the above-
named Fund of the Trust shall
pay to Adviser and Adviser
agrees to accept as full
compensation for all services
rendered hereunder, an annual
investment advisory fee equal to
1.30% of the average daily net
assets of the Fund.

	The portion of the fee
based upon the average daily net
assets of the Fund shall be
accrued daily at the rate of
1/365th of 1.30% applied to the
daily net assets of the Fund.

	The advisory fee so
accrued shall be paid to Adviser
daily.

	Witness the due
execution hereof this 1st day of
June, 2014.

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SUB-ITEM 77 Q1 (E)(2)

AMENDMENT #1 TO EXHIBIT
J
to the
Investment Advisory Contract

Federated Kaufmann Small
Cap Fund

	This Amendment #1 to
Exhibit J to the Investment
Advisory Contract between
Federated Equity Management
Company of Pennsylvania and
Federated Equity Funds was
approved at a board meeting on
May 15, 2014.

	For all services rendered
by Adviser hereunder, the above-
named Fund of the Trust shall
pay to Adviser and Adviser
agrees to accept as full
compensation for all services
rendered hereunder, an annual
investment advisory fee equal to
1.30% of the average daily net
assets of the Fund.

	The portion of the fee
based upon the average daily net
assets of the Fund shall be
accrued daily at the rate of
1/365th of 1.30% applied to the
daily net assets of the Fund.

	The advisory fee so
accrued shall be paid to Adviser
daily.

	Witness the due
execution hereof this 1st day of
June, 2014.



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SUB-ITEM 77 Q1 (E)(3)

Amendment #1 to EXHIBIT B
to the
Investment Advisory Contract

Federated Kaufmann Large
Cap Fund


	This Amendment #1 to
Exhibit B to the Investment
Advisory Contract between
Federated Equity Management
Company of Pennsylvania and
Federated Equity Funds,
approved at a board meeting on
November 14, 2013, shall
become effective on December
30, 2013.

	For all services rendered
by Adviser hereunder, the above-
named Fund of the Federated
Equity Funds shall pay to Adviser
and Adviser agrees to accept as
full compensation for all services
rendered hereunder, an annual
investment advisory fee equal to
..75% of the average daily net
assets of the Fund.

	The portion of the fee
based upon the average daily net
assets of the Fund shall be
accrued daily at the rate of
1/365th of .75% applied to the
daily net assets of the Fund.

	The advisory fee so
accrued shall be paid to Adviser
daily.

	Witness the due
execution hereof this 1st day of
December, 2013.

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SUB-ITEM 77 Q1 (E)(4)

FEDERATED EQUITY
FUNDS
INVESTMENT ADVISORY
CONTRACT
(CO-ADVISERS FORM)


	This Investment
Advisory Contract (the
?Contract?) is made this 15th day
of August, 2014, among
Federated Equity Funds, a
Massachusetts business trust
having its principal place of
business in Pittsburgh,
Pennsylvania (the ?Trust?),
Federated Global Investment
Management Corp., a Delaware
business corporation having its
principal place of business in
New York, New York
(?FGIMC?), Federated Equity
Management Company of
Pennsylvania, a Delaware
statutory trust located in
Pittsburgh, Pennsylvania
(?FEMCOPA?) and Federated
Investment Management
Company, a Delaware business
trust located in Pittsburgh,
Pennsylvania (?FIMCO?).
	WHEREAS, the Trust is
an open-end investment company
as that term is defined in the
Investment Company Act of
1940, as amended (the ?1940
Act?), and is registered as such
with the Securities and Exchange
Commission;
	WHEREAS, the Trust is
authorized to issues shares of
beneficial interest in separate
series, each having its own
investment portfolio, objectives
and policies, in compliance with
Rule 18f-2 under the 1940 Act,
including the series specified in
the exhibits to this Contract (each
a ?Fund? and collectively the
?Funds?); and
	WHEREAS, each of
FGIMC, FEMCOPA and FIMCO
is engaged in the business of
rendering investment advisory
and management services. and is
referred to in this Contract as a
?Co-Adviser? and collectively as
the ?Co-Advisers.?
	NOW, THEREFORE,
the parties hereto, intending to be
legally bound, hereby agree as
follows:
       1.	The Trust
hereby appoints Co-Advisers as
investment advisers for each of
the Funbds, and the Co-Advisers
accept the appointments. Subject
to the direction of the trustees of
the Trust (the ?Trustees,?), the
Co-Advisers shall provide
investment research and
supervision of the investments of
the Funds and conduct a
continuous program of
investment evaluation and of
appropriate sale or other
disposition and reinvestment of
each Fund'?s assets., as assigned
from time-to-time by FGIMC to
itself or to another Co-Adviser.
The initial responsibilities of each
Co-Adviser with respect to each
Fund shall be as described on the
exhibit for such Fund.  FGIMC
will notify the Trustees prior to
any material change in the
responsibilities assumed by any
Co-Adviser with respect to any
Fund.
       2.	Each Co-
Adviser, in its assigned
supervision of the investments of
each of the Funds will be guided
by each of the Fund'?s investment
objective and policies and the
provisions and restrictions
contained in the Declaration of
Trust and By-Laws of the Trust
and as set forth in the
Registration Statements and
exhibits as may be on file with
the Securities and Exchange
Commission.
       3.	Each Fund shall
pay or cause to be paid all of its
own expenses and its allocable
share of Trust expenses,
including, without limitation, the
expenses of organizing the Trust
and continuing its existence; fees
and expenses of Trustees and
officers of the Trust; fees for
investment advisory services and
administrative personnel and
services; expenses incurred in the
distribution of its shares
(?Shares?), including expenses of
administrative support services;
fees and expenses of preparing
and printing its Registration
Statements under the Securities
Act of 1933 and the 1940 Act, ,
and any amendments thereto;
expenses of registering and
qualifying the Trust, the Funds,
and Shares of the Funds under
federal and state laws and
regulations; expenses of
preparing, printing, and
distributing prospectuses (and
any amendments thereto) to
shareholders; interest expense,
taxes, fees, and commissions of
every kind; expenses of issue
(including cost of Share
certificates), purchase,
repurchase, and redemption of
Shares, including expenses
attributable to a program of
periodic issue; charges and
expenses of custodians, transfer
agents, dividend disbursing
agents, shareholder servicing
agents, and registrars; printing
and mailing costs, auditing,
accounting, and legal expenses;
reports to shareholders and
governmental officers and
commissions; expenses of
meetings of Trustees and
shareholders and proxy
solicitations therefor; insurance
expenses; association
membership dues and such
nonrecurring items as may arise,
including all losses and liabilities
incurred in administering the
Trust and the Funds. Each Fund
will also pay its allocable share of
such extraordinary expenses as
may arise including expenses
incurred in connection with
litigation, proceedings, and
claims and the legal obligations
of the Trust to indemnify its
officers and Trustees and agents
with respect thereto.
       4.	Each of the
Funds shall pay to FGIMC, for all
services rendered to each Fund by
the Co-Advisers hereunder, the
fees set forth in the exhibits
attached hereto. with respect to
such Fund. FGIMC shall allocate
such fees among the other Co-
Advisers as they shall agree
based upon their relative
contributions, and shall report
such allocation to the Trustees
prior to each annual  renewal of
this Contract.
       5.	The net asset
value of each Fund?s Shares as
used herein will be calculated to
the nearest 1/10th of one cent.
       6.	The Co-
Advisers may from time to time
and for such periods as they deem
appropriate reduce their
compensation (and, if
appropriate, assume expenses of
one or more of the Funds) to the
extent that any Fund?s expenses
exceed such lower expense
limitation as the Co-Advisers
may, by notice from FGIMC to
the Fund, voluntarily declare to
be effective.
       7.	This Contract
shall begin for each Fund as of
the date of execution of the
applicable exhibit and shall
continue in effect with respect to
each Fund presently set forth on
an exhibit (and any subsequent
Funds added pursuant to an
exhibit during the initial term of
this Contract) for one year from
the date of this Contract set forth
above and thereafter for
successive periods of one year,
subject to the provisions for
termination and all of the other
terms and conditions hereof if: (a)
such continuation shall be
specifically approved at least
annually by the vote of a majority
of the Trustees of the Trust,
including a majority of the
Trustees who are not parties to
this Contract or interested persons
of any such party cast in person at
a meeting called for that purpose;
and (b) if a Co-Adviser shall have
notified a Fund in writing at least
sixty (60) days prior to the
anniversary date of this Contract
in any year thereafter that it does
not desire such continuation with
respect to that Fund, this Contract
shall not continue with respect to
such Co-Adviser. If a Fund is
added after the first approval by
the Trustees as described above,
this Contract will be effective as
to that Fund upon execution of
the applicable exhibit and will
continue in effect until the next
annual approval of this Contract
by the Trustees and thereafter for
successive periods of one year,
subject to approval as described
above. The termination of this
Contract by or with respect to any
Fund or any Co-Adviser shall not
affect the validity of this Contract
with respect to any other Fund or
any other Co-Adviser.
       8.
	Notwithstanding any
provision herein, this Contract
may be terminated at any time
with respect to any Fund or any
Co-Adviser, without the payment
of any penalty, by the Trustees of
the Trust or by a vote of the
shareholders of that Fund on sixty
(60) days? written notice to the
Co-Advisers.
       9.	This Contract
may not be assigned by any Co-
Adviser and shall automatically
terminate with respect to a Co-
Adviser in the event of any
assignment. by such Co-Adviser.
Each Co-Adviser may employ or
contract with such other person,
persons, corporation, or
corporations at its own cost and
expense as it shall determine in
order to assist it in carrying out
this Contract.
       10.	In the absence
of willful misfeasance, bad faith,
gross negligence, or reckless
disregard of the obligations or
duties under this Contract on the
part of such Co-Adviser, each
Co-Adviser shall not be liable to
the Trust or to any of the Funds
or to any shareholder for any act
or omission in the course of or
connected in any way with
rendering services or for any
losses that may be sustained in
the purchase, holding, or sale of
any security.
       11.	Nothing in this
Contract shall be construed to (a)
create any joint venture among
the parties or among the Co-
Advisers, or any of them, or (b)
establish any agency among or
otherwise authorize any Co-
Adviser to bind or otherwise act
on behalf of another Co-Adviser.
Subject to the limitations of
Section 10, the Trust on behalf of
its Funds agrees that each Co-
Adviser shall be severally, and
not jointly, liable for the
performance of its assigned
responsibilities under this
Contract, and neither the Trust
nor any Fund shall seek recourse
for any claim arising under this
Contract or other applicable laws
against any one Co-Adviser from
any other Co-Adviser.
       12. 	This Contract
may be amended at any time by
agreement of the parties provided
that the amendment shall be
approved both by the vote of a
majority of the Trustees of the
Trust, including a majority of the
Trustees who are not parties to
this Contract or interested persons
of any such party to this Contract
(other than as Trustees of the
Trust), cast in person at a meeting
called for that purpose, and,
where required by Section
15(a)(2) of the 1940 Act, on
behalf of a Fund by a majority of
the outstanding voting securities
of such Fund as defined in
Section 2(a)(42) of the 1940 Act.
       13.	Each Co-
Advisers acknowledges that all
sales literature for investment
companies (such as the Trust) are
subject to strict regulatory
oversight. Each Co-Adviser
agrees to submit any proposed
sales literature for the Trust (or
any Fund) or for itself or its
affiliates (including another Co-
Adviser) which mentions the
Trust (or any Fund) to the Trust?s
distributor for review and filing
with the appropriate regulatory
authorities prior to the public
release of any such sales
literature, provided, however, that
nothing herein shall be construed
so as to create any obligation or
duty on the part of  any Co-
Adviser to produce sales
literature for the Trust (or any
Fund). The Trust agrees to cause
its distributor to promptly review
all such sales literature to ensure
compliance with relevant
requirements, to promptly advise
the applicable Co-Adviser of any
deficiencies contained in such
sales literature, to promptly file
complying sales literature with
the relevant authorities, and to
cause such sales literature to be
distributed to prospective
investors in the Trust.
       14.	The Co-
Advisers are hereby expressly put
on notice of the limitation of
liability as set forth in Article XI
of the Declaration of Trust and
agrees that the obligations
pursuant to this Contract of a
particular Fund and of the Trust
with respect to that particular
Fund be limited solely to the
assets of that particular Fund, and
no Co-Adviser shall  seek
satisfaction of any such
obligation from any other Fund,
the shareholders of any Fund, the
Trustees, officers, employees or
agents of the Trust, or any of
them.
       15.	The Trust and
the Funds are hereby expressly
put on notice of the limitation of
liability as set forth in the
Declaration of Trust of each of
FEMCOPA and FIMCO and
agree that the obligations
assumed by such Co-Adviser
pursuant to this Contract shall be
limited in any case to such Co-
Adviser and its assets.   Except to
the extent expressly permitted by
the 1940 Act, the Trust and the
Funds shall not seek satisfaction
of any obligation assumed by a
Co-Adviser under this Contract
from the shareholders of such Co-
Adviser, the trustees, officers,
employees, or agents of such Co-
Adviser, or any of them.
       16.	Each Co-
Adviser agrees to maintain the
security and confidentiality of
nonpublic personal information
(NPI?) of Fund customers and
consumers, as those terms are
defined in Regulation S-P, 17
CFR Part 248.  Each Co-Adviser
agrees to use and redisclose such
NPI for the limited purposes of
processing and servicing
transactions; for specific law
enforcement and miscellaneous
purposes; and to service providers
or in connection with joint
marketing arrangements directed
by the Fund(s), in each instance
in furtherance of fulfilling such
Co-Advisers? obligations under
this Contract and consistent with
the exceptions provided in 17
CFR Sections 248.14, 248.15 and
248.13, respectively.
       17.	The parties
hereto acknowledge that
Federated Investors, Inc., has
reserved the right to grant the
non-exclusive use of the name
?Federated Equity Funds? or any
derivative thereof to any other
investment company, investment
company portfolio, investment
adviser, distributor or other
business enterprise, and to
withdraw from the Trust and one
or more of the Funds the use of
the name ?Federated Equity
Funds?.  The name ?Federated
Equity Funds? will continue to be
used by the Trust and each Fund
so long as such use is mutually
agreeable to Federated Investors,
Inc. and the Trust.
       18.	This Contract
shall be construed in accordance
with and governed by the laws of
the Commonwealth of
Pennsylvania.
       19.	This Contract
will become binding on the
parties hereto upon their
execution of the attached exhibits
to this Contract.




EXHIBIT A
to the
Investment Advisory Contract

Federated Managed Risk Fund

	For all services rendered
by the Co-Advisers hereunder,
the above-named Fund of the
Federated Equity Funds shall pay
to the Co-Advisers, and the Co-
Advisers agree to accept as full
compensation for all services
rendered hereunder, an annual
investment advisory fee equal to
0.75% of the average daily net
assets of the Fund.
	Subject to revision by
FGIMC as provided in this
Contract, the initial
responsibilities of the Co-
Advisers shall be:
FIMCO:
	Manag
ement of
the fixed-
income
securities
portfolio
and all
related
derivative
contracts.
FGIMC and
FEMCOPA:	Overall
assets
allocation
and
manageme
nt of all
other assets
and related
derivative
contracts.
	The portion of the fee
based upon the average daily net
assets of the Fund shall be
accrued daily at the rate of
1/365th of 0.75 of 1% applied to
the daily net assets of the Fund.
	The advisory fee so
accrued shall be paid  daily.
	This Contract supersedes
the Investment Management
Contract between the Trust and
FGIMC, dated March 1, 2007,
and the Sub-Advisory
Agreements between FGIMC and
FEMCOPA and between FGIMC
and FIMCO, respectively, each
effective September 1, 2013, with
respect to the above-named Fund
only (and not as to any other
series of the Trust), and such
prior agreements shall be deemed
to be amended and restated by
this Contract with respect to such
Fund.
	Witness the due
execution hereof this 15th day of
August 2014.


Federated Equity Funds



By:  /s/ J. Christopher Donahue
Name:  J. Christopher Donahue
Title:  President

Federated Global Investment Management Corp.,
Federated Equity Management Company of
Pennsylvania and Federated Investment Management
Company



By:  /s/ John B. Fisher
Name:  John B. Fisher
Title:  President & CEO



EXHIBIT B
to the
Investment Advisory Contract

Federated Managed Volatility
Fund

	For all services rendered
by the Co-Advisers hereunder,
the above-named Fund of the
Federated Equity Funds shall pay
to the Co-Advisers, and the Co-
Advisers agree to accept as full
compensation for all services
rendered hereunder, an annual
investment advisory fee equal to
0.75% of the average daily net
assets of the Fund.
	Subject to revision by
FGIMC as provided in this
Contract, the initial
responsibilities of the Co-
Advisers shall be:
FIMCO:

Manag
ement
of the
fixed-
incom
e
securit
ies
portfol
io and
all
related
derivat
ive
contra
cts.
FGIMC and
FEMCOPA:

Overal
l assets
allocat
ion
and
manag
ement
of all
other
assets
and
related
derivat
ive
contra
cts.
	The portion of the fee
based upon the average daily net
assets of the Fund shall be
accrued daily at the rate of
1/365th of 0.75 of 1% applied to
the daily net assets of the Fund.
	The advisory fee so
accrued shall be paid daily.
	Witness the due
execution hereof this 1st day of
September, 2014.


Federated Equity Funds



By:  /s/ J. Christopher Donahue
Name:  J. Christopher Donahue
Title:  President

Federated Global Investment Management Corp.,
Federated Equity Management Company of
Pennsylvania and Federated Investment Management
Company



By:  /s/ John B. Fisher
Name:  John B. Fisher
Title:  President & CEO




LIMITED POWER OF
ATTORNEY


	KNOW ALL MEN BY
THESE PRESENTS, dated as of
August 15, 2014, that Federated
Equity Funds, a business trust
duly organized under the laws of
the Commonwealth of
Massachusetts (the ?Trust?), does
hereby nominate, constitute and
appoint each of Federated Global
Investment Management Corp., a
business corporation duly
organized under the laws of the
State of Delaware, Federated
Equity Management Company of
Pennsylvania, a statutory trust
duly organized under the laws of
the State of Delaware,  and
Federated Investment
Management Company, a
statutory trust duly organized
under the laws of the State of
Delaware (each, severally, a ?Co-
Adviser?), to act hereunder as the
true and lawful agent and
attorney-in-fact of the Trust,
acting severally on behalf of each
of the series portfolios for which
such Co-Adviser acts as an
investment adviser shown on
Schedule 1 attached hereto and
incorporated by reference herein
(each such series portfolio being
hereinafter referred to as a
?Fund? and collectively as the
?Funds?), for the specific purpose
of executing and delivering all
such agreements, instruments,
contracts, assignments, bond
powers, stock powers, transfer
instructions, receipts, waivers,
consents and other documents,
and performing all such acts, as a
Co-Adviser may deem necessary
or reasonably desirable, related to
the acquisition, disposition and/or
reinvestment of the funds and
assets of a Fund of the Trust in
accordance with Adviser?s
supervision of the investment,
sale and reinvestment of the
funds and assets of each Fund
pursuant to the authority granted
to such Co-Adviser as investment
adviser of each Fund under that
certain investment advisory
contract dated August 14, 2014
by and between the Trust and its
Co-Advisers (such investment
advisory contract, as may be
amended, supplemented or
otherwise modified from time to
time is hereinafter referred to as
the ?Investment Advisory
Contract?).

	Each Co-Adviser shall
exercise or omit to exercise the
powers and authorities granted
herein in each case as such Co-
Adviser in its sole and absolute
discretion deems desirable or
appropriate under existing
circumstances.  No Co-Adviser
shall be required hereby to act
collectively, or in concert, with
another Co-Adviser.  The Trust
hereby ratifies and confirms as
good and effectual, at law or in
equity, all that a Co-Adviser, and
its officers and employees, may
do by virtue hereof.  However,
despite the above provisions,
nothing herein shall be construed
as imposing a duty on any Co-
Adviser to act or assume
responsibility for any matters
referred to above or other matters
even though such Co-Adviser
may have power or authority
hereunder to do so.  Nothing in
this Limited Power of Attorney
shall be construed (i) to be an
amendment or modifications of,
or supplement to, the Investment
Advisory Contract, (ii) to amend,
modify, limit or denigrate any
duties, obligations or liabilities of
a Co-Adviser under the terms of
the Investment Advisory Contract
or (iii) exonerate, relieve or
release a Co-Adviser from any
losses, obligations, penalties,
actions, judgments and suits and
other costs, expenses and
disbursements of any kind or
nature whatsoever which may be
imposed on, incurred by or
asserted against such Co-Adviser
(x) under the terms of the
Investment Advisory Contract or
(y) at law, or in equity, for the
performance of its duties as the
investment adviser of any of the
Funds.

	The Trust hereby agrees
to indemnify and save harmless
each Co-Adviser and its Trustees,
officers and employees (each of
the foregoing an ?Indemnified
Party? and collectively the
?Indemnified Parties?) against
and from any and all losses,
obligations, penalties, actions,
judgments and suits and other
costs, expenses and
disbursements of any kind or
nature whatsoever which may be
imposed on, incurred by or
asserted against an Indemnified
Party, other than as a
consequence of gross negligence
or willful misconduct on the part
of an Indemnified Party, arising
out of or in connection with this
Limited Power of Attorney or any
other agreement, instrument or
document executed in connection
with the exercise of the authority
granted to such Co-Adviser
herein to act on behalf of the
Trust, including without
limitation the reasonable costs,
expenses and disbursements in
connection with defending such
Indemnified Party against any
claim or liability related to the
exercise or performance of any of
such Co-Adviser?s powers or
duties under this Limited Power
of Attorney or any of the other
agreements, instruments or
documents executed in
connection with the exercise of
the authority granted to such Co-
Adviser herein to act on behalf of
the Trust, or the taking of any
action under or in connection
with any of the foregoing.  The
obligations of the Trust under this
paragraph shall survive the
termination of this Limited Power
of Attorney with respect to
actions taken by a Co-Adviser on
behalf of the Trust during the
term of this Limited Power of
Attorney.  No Fund shall have
any joint or several obligations
with any other Fund to reimburse
or indemnify an Indemnified
Party for any action, event, matter
or occurrence performed or
omitted by or on behalf of a Co-
Adviser in its capacity as agent or
attorney-in-fact of Trust acting on
behalf of any other Fund
hereunder.

	Any person, partnership,
corporation or other legal entity
dealing with a Co-Adviser in its
capacity as attorney-in-fact
hereunder for the Trust is hereby
expressly put on notice that such
Co-Adviser is acting solely in the
capacity as an agent of the Trust
and that any such person,
partnership, corporation or other
legal entity must look solely to
the Trust in question for
enforcement of any claim against
the Trust, as such Co-Adviser
assumes no personal liability
whatsoever for obligations of the
Trust entered into by such Co-
Adviser in its capacity as
attorney-in-fact for the Trust.

	Each person,
partnership, corporation or other
legal entity which deals with a
Fund of the Trust through a Co-
Adviser in its capacity as agent
and attorney-in-fact of the Trust,
is hereby expressly put on notice
(i) that all persons or entities
dealing with the Trust must look
solely to the assets of the Fund of
the Trust on whose behalf such
Co-Adviser is acting pursuant to
its powers hereunder for
enforcement of any claim against
the Trust, as the Trustees, officers
and/or agents of such Trust, the
shareholders of the various
classes of shares of the Trust and
the other Funds of the Trust
assume no personal liability
whatsoever for obligations
entered into on behalf of such
Fund of the Trust, and (ii) that the
rights, liabilities and obligations
of any one Fund are separate and
distinct from those of any other
Fund of the Trust.

	The execution of this
Limited Power of Attorney by the
Trust acting on behalf of the
several Funds shall not be
deemed to evidence the existence
of any express or implied joint
undertaking or appointment by
and among any or all of the
Funds.  Liability for or recourse
under or upon any undertaking of
a Co-Adviser pursuant to the
power or authority granted to
such Co-Adviser under this
Limited Power of Attorney under
any rule of law, statute or
constitution or by the
enforcement of any assessment or
penalty or by legal or equitable
proceedings or otherwise shall be
limited only to the assets of the
Fund of the Trust on whose
behalf such Co-Adviser was
acting pursuant to the authority
granted hereunder.

	The Trust hereby agrees
that no person, partnership,
corporation or other legal entity
dealing with a Co-Adviser shall
be bound to inquire into such Co-
Adviser?s power and authority
hereunder and any such person,
partnership, corporation or other
legal entity shall be fully
protected in relying on such
power or authority unless such
person, partnership, corporation
or other legal entity has received
prior written notice from the
Trust that this Limited Power of
Attorney has been revoked. This
Limited Power of Attorney shall
be revoked and terminated with
respect to a Fund and a Co-
Adviser automatically upon the
cancellation or termination of the
Investment Advisory Contract
between the Trust and such Co-
Adviser with respect to such
Fund.  Except as provided in the
immediately preceding sentence,
the powers and authorities herein
granted may be revoked or
terminated by the Trust at any
time provided that no such
revocation or termination shall be
effective until each Co-Adviser
has received actual notice of such
revocation or termination in
writing from the Trust.

	This Limited Power of
Attorney constitutes the entire
agreement between the Trust and
each Co-Adviser, may be
changed only by a writing signed
by each of them, and shall bind
and benefit their respective
successors and assigns; provided,
however, no Co-Adviser shall
have any  power or authority
hereunder to appoint a successor
or substitute attorney in fact for
the Trust.

	This Limited Power of
Attorney shall be governed and
construed in accordance with the
laws of the Commonwealth of
Pennsylvania without reference to
principles of conflicts of laws.  If
any provision hereof, or any
power or authority conferred
upon a Co-Adviser herein, would
be invalid or unexercisable under
applicable law, then such
provision, power or authority
shall be deemed modified to the
extent necessary to render it valid
or exercisable while most nearly
preserving its original intent, and
no provision hereof, or power or
authority conferred upon a Co-
Adviser herein, shall be affected
by the invalidity or the non-
exercisability of another
provision hereof, or of another
power or authority conferred
herein.

	This Limited Power of
Attorney may be executed in as
many identical counterparts as
may be convenient and by the
different parties hereto on
separate counterparts.  This
Limited Power of Attorney shall
become binding on the Trust
when the Trust shall have
executed at least one counterpart
and each Co-Adviser shall have
accepted its appointment by
executing this Limited Power of
Attorney.  Immediately after the
execution of a counterpart
original of this Limited Power of
Attorney and solely for the
convenience of the parties hereto,
the Trust and each Co-Adviser
will execute sufficient
counterparts so that each Co-
Adviser shall have a counterpart
executed by it and the Trust, and
the Trust shall have a counterpart
executed by the Trust and each
Co-Adviser.  Each counterpart
shall be deemed an original and
all such taken together shall
constitute but one and the same
instrument, and it shall not be
necessary in making proof of this
Limited Power of Attorney to
produce or account for more than
one such counterpart.

	IN WITNESS
WHEREOF, the Trust has caused
this Limited Power of Attorney to
be executed by its duly
authorized officer as of the date
first written above.

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Accepted and agreed to this
15th day of August, 2014

Federated Global Investment
Management Corp.,
Federated Equity Management
Company of Pennsylvania and
Federated Investment
Management Company


By:  /s/ John B. Fisher
Name:  John B. Fisher
Title:  President and CEO



Schedule 1
to Limited Power of Attorney
dated as of August 15, 2014
(revised as of September 1, 2014)
by Federated Equity Funds
(the ?Trust?), acting on
behalf of each of the series
portfolios
listed below, and appointing each
of
Federated Global Investment
Management Corp.,
Federated Equity Management
Company of Pennsylvania and
Federated Investment
Management Company
as attorneys-in-fact of the
Trust


List of Series Portfolios

Federated Managed Risk Fund
Federated Managed Volatility
Fund









		US_ACTIVE-111393774.1-SLMCCALL 12/29/2014 12:37 PM